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                                                                   EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of First Banking Company of Southeast Georgia on Form S-3 of our report dated January 24, 1997, appearing in the Annual Report on Form 10-K of First Banking Company of Southeast Georgia for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP
Atlanta, Georgia
August 12, 1997